UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 17, 2003

Second Bancorp Incorporated
(Exact name of registrant as specified in its charter)

Ohio	0-15624	34-1547453

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Main Avenue S.W., Warren, Ohio	44482-1311

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-841-0123

Item 5. Other Events

On April 17, 2003, the Company issued the following press release:

SECOND BANCORP
REPORTS STRONG FIRST QUARTER

Warren, Ohio, April 17, 2003—SECOND BANCORP INCORPORATED (Nasdaq “SECD”, “SECDP”) reported first quarter 2003 net income of $8,661,000, up 84.9% from the $4,683,000 reported for the same period last year. On a diluted basis, earnings per share for the quarter were $.89 or nearly 90% above the $.47 reported a year ago. Earnings for the quarter were positively impacted by banking subsidiary Second National Bank’s sale of two banking centers in Jefferson County, Ohio including $88 million in deposits. That transaction, completed February 7, 2003, produced a $5.62 million pre-tax gain. Excluding that non-recurring event, earnings for the quarter were $5,009,000 or $.52 per diluted share compared to a market consensus estimate of $.49 per share.

While significantly improved on a GAAP basis, key operating performance ratios for the quarter were mixed in comparison with the same period in 2002. The Company’s return on average assets (ROAA) for the quarter was 1.85% (or 1.07% on an operating basis) compared to 1.11% last year and return on average equity (ROAE) climbed to 25.61% (or 14.81% on an operating basis) from 14.39% a year ago. The Company’s efficiency ratio on an operating basis was marginally improved at 58.98% compared to 59.40% for first quarter 2002 while its net interest margin for the quarter was compressed by persistent and historically low interest rates to 3.33% from 3.72% a year ago.

Excluding the gain on the Jefferson County branch sale, non-interest income for the quarter was $8.6 million, a strong 67% ahead of results for the same period last year. That improvement was led by a nearly tripling of the Company’s gains on sale of loans primarily reflecting aggressive secondary market activity in mortgages, and service charges on deposit accounts which were

Financial Highlights Quarterly Data
Financial Highlights Year-to-Date Data
Consolidated Statements of Income Quarterly Data
Consolidated Statements of Income Year-to-Date Data
Consolidated Balance Sheets
Consolidated Average Balance Sheets For the Quarter Ended
Consolidated Average Balance Sheets For the Year-to-date period ended:
Financial Highlights — Non-GAAP Operating Results Quarterly Data
Financial Highlights — Non-GAAP Operating Results Year-to-Date Data
SIGNATURES

15.7% higher than a year ago. Earnings attributed to the Company’s mortgage lending line of business were also positively effected by continuing growth in the Company’s $1.5 billion mortgage servicing portfolio and a recognized net gain of $700,000 for the quarter on derivative investments economically hedging fluctuations in the value of mortgage servicing rights due to interest rates.

Non-interest expenses for the quarter grew 16% over the same period last year to $13.67 million led by increased salary and benefit costs associated largely with the Company’s 2002 acquisition of Stouffer-Herzog Insurance Agency, Inc. and increased staffing in our expanding mortgage lending business. That rate of increase in non-interest expenses mirrors the Company’s 13% growth in assets over the same period and is significantly less than the 67% growth in non-interest income.

Credit quality remains a focal point for Second Bancorp. Though non-performing loans continue at elevated levels, they have generally stabilized over the last three quarters in the $19 to $20 million range or a quarter-end 1.62% of total loans. Net charge-offs for the quarter fell by $186,000 to $2,012,000 but quarter-end “90 day past due and accruing” loans were 16.4% higher than at the end of fourth quarter 2002. The Company’s allowance for loan losses as a percentage of period-end loans was stable at 1.46% compared to 1.51% at year-end 2002.

Commenting on Second Bancorp’s prospects for the remainder of the year, Treasurer David L. Kellerman indicated “We expect the local and national economies to remain sluggish and interest rates to remain at historically low levels into the second half of the year. That kind of environment makes double-digit earnings per share growth goals difficult to achieve. We continue to manage our core businesses with an eye toward minimizing risks associated with slowing economic activity and believe our core wealth management and commercial lending businesses are positioned to become strong contributors to our financial success as the economy returns to a more traditional growth pattern. We currently believe that net income for the calendar year on an operating basis will fall within the range of from $2.08 to $2.13 per diluted share compared to the $1.94 we reported last year.”

Second Bancorp previously announced a 5.6% increase in its quarterly dividend to $.19 per share (an annualized $.76) payable April 30, 2003 to shareholders of record April 15, 2003. That action maintains Second Bancorp’s record of having increased its dividend in each of the seventeen years since its incorporation.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $1.9 billion financial holding company providing a full range of commercial and consumer banking, wealth management, insurance and investment products and services to communities in an eight county area of Northeastern Ohio through subsidiaries Second National Bank and Stouffer-Herzog Insurance Agency, Inc. Additional information about Second Bancorp can be found on the Web at www.secondbancorp.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, at 330.841.0234 (phone), 330.841.0489 (fax), or cstanitz@secondnationalbank.com.

# # # # #

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Quarterly Data
(Dollars in thousands, except per share data)

	March 2003	Dec. 2002	Sept. 2002	June 2002	March 2002

Earnings:

Net interest income	$14,083	$13,946	$13,954	$14,403	$14,157

Provision for loan losses	2,173	2,350	1,573	1,303	933

Non-interest income	14,211	7,314	6,329	4,053	5,157

Security gains (losses)	51	(67)	832	0	(173)

Trading account losses	0	0	0	0	(20)

Non-interest expense	13,673	14,575	11,841	11,283	11,797

Federal income taxes	3,838	840	2,165	1,517	1,708

Net income	$8,661	$3,428	$5,536	$4,353	$4,683

Per share:

Basic earnings	0.90	0.35	0.56	0.44	0.47

Diluted earnings	0.89	0.34	0.55	0.43	0.47

Common dividends	0.19	0.18	0.18	0.18	0.18

Book value	14.36	13.91	14.14	13.71	12.96

Tangible book value	11.95	11.69	11.99	11.85	11.11

Market value	22.15	26.50	26.73	27.30	24.25

Weighted average shares outstanding:

Basic	9,621,709	9,835,995	9,876,844	9,958,928	9,944,671

Diluted	9,715,561	9,967,373	9,993,241	10,087,003	10,054,758

Period end balance sheet:

Assets	$1,909,027	$1,894,775	$1,825,235	$1,719,744	$1,684,848

Securities	539,309	523,669	535,174	448,736	411,897

Total loans	1,215,481	1,167,791	1,153,581	1,092,398	1,114,314

Allowance for loan losses	17,756	17,595	17,443	16,810	16,884

Deposits	1,121,866	1,195,112	1,181,281	1,146,451	1,131,199

Total shareholders’ equity	136,369	135,780	139,682	136,293	128,853

Tier I capital	137,595	138,000	139,983	141,011	139,474

Tier I ratio	10.5%	10.8%	10.7%	11.9%	11.3%

Total capital	154,010	153,925	156,401	155,799	154,854

Total capital ratio	11.7%	12.1%	11.9%	13.2%	12.6%

Total risk-adjusted assets	1,311,849	1,272,335	1,312,414	1,181,029	1,228,918

Tier I leverage ratio	7.5%	7.7%	8.4%	8.4%	8.3%

Average balance sheet:

Assets	$1,869,524	$1,825,714	$1,770,928	$1,727,642	$1,691,123

Earning assets	1,750,900	1,712,604	1,657,438	1,618,286	1,581,704

Loans	1,177,617	1,171,162	1,108,133	1,097,302	1,109,990

Deposits	1,135,681	1,180,609	1,173,188	1,153,065	1,129,829

Shareholders’ equity	135,254	137,229	136,494	132,734	130,152

Key ratios: (%)

Return on average assets (ROA)	1.85	0.75	1.25	1.01	1.11

Return on average shareholders’ equity (ROE)	25.61	9.99	16.22	13.12	14.39

Net interest margin	3.33	3.38	3.49	3.69	3.72

Net overhead	(0.12)	1.70	1.33	1.79	1.68

Efficiency ratio	47.48	66.94	56.94	59.49	59.40

Credit quality:

Non-accrual loans	$12,709	$13,123	$12,756	$6,287	$5,313

Restructured loans	374	378	259	197	0

90 day past due and accruing	6,623	5,692	6,995	6,011	6,257

Non-performing loans	19,706	19,193	20,010	12,495	11,570

Other real estate owned	1,270	1,371	1,593	1,644	1,423

Non-performing assets	$20,976	$20,564	$21,603	$14,139	$12,993

Charge-offs	$2,213	$2,558	$1,116	$1,625	$1,285

Recoveries	201	360	176	248	541

Net charge-offs	$2,012	$2,198	$940	$1,377	$744

Allowance for loan losses as a percent of period-end loans (%)	1.46	1.51	1.51	1.54	1.52

Net charge-offs (annualized) as a percent of average loans (%)	0.68	0.75	0.34	0.50	0.27

Non-performing loans as a percent of loans	1.62	1.64	1.73	1.14	1.04

Non-performing assets as a percent of assets	1.10	1.09	1.18	0.82	0.77

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Year-to-Date Data
(Dollars in thousands, except per share data)

	March 2003	Dec. 2002	Sept. 2002	June 2002	March 2002

Earnings:

Net interest income	$14,083	$56,460	$42,514	$28,560	$14,157

Provision for loan losses	2,173	6,159	3,809	2,236	933

Non-interest income	14,211	22,853	15,539	9,210	5,157

Security gains (losses)	51	592	659	(173)	(173)

Trading account losses	0	(20)	(20)	(20)	(20)

Non-interest expense	13,673	49,496	34,921	23,080	11,797

Federal income taxes	3,838	6,230	5,390	3,225	1,708

Net income	$8,661	$18,000	$14,572	$9,036	$4,683

Per share:

Basic earnings	0.90	1.82	1.47	0.91	0.47

Diluted earnings	0.89	1.79	1.45	0.90	0.47

Common dividends	0.19	0.72	0.54	0.36	0.18

Book value	14.36	13.91	14.14	13.71	12.96

Tangible book value	11.95	11.69	11.99	11.85	11.11

Market value	22.15	26.50	26.73	27.30	24.25

Weighted average shares outstanding:

Basic	9,621,709	9,905,832	9,929,276	9,948,346	9,944,671

Diluted	9,715,561	10,040,001	10,051,077	10,071,366	10,054,758

Period end balance sheet:

Assets	$1,909,027	$1,894,775	$1,825,235	$1,719,744	$1,684,848

Securities	539,309	523,669	535,174	448,736	411,897

Total loans	1,215,481	1,167,791	1,153,581	1,092,398	1,114,314

Allowance for loan losses	17,756	17,595	17,443	16,810	16,884

Deposits	1,121,866	1,195,112	1,181,281	1,146,451	1,131,199

Total shareholders’ equity	136,369	135,780	139,682	136,293	128,853

Tier I capital	137,595	138,000	139,983	141,011	139,474

Tier I ratio	10.5%	10.8%	10.7%	11.9%	11.3%

Total capital	154,010	153,925	156,401	155,799	154,854

Total capital ratio	11.7%	12.1%	11.9%	13.2%	12.6%

Total risk-adjusted assets	1,311,849	1,272,335	1,312,414	1,181,029	1,228,918

Tier I leverage ratio	7.5%	7.7%	8.4%	8.4%	8.3%

Average balance sheet:

Assets	$1,869,524	$1,754,156	$1,730,190	$1,709,483	$1,691,123

Earning assets	1,750,900	1,642,907	1,619,420	1,600,096	1,581,704

Loans	1,177,617	1,121,777	1,105,135	1,103,611	1,109,990

Deposits	1,135,681	1,159,350	1,152,186	1,141,511	1,129,829

Shareholders’ equity	135,254	134,178	133,150	131,450	130,152

Key ratios: (%)

Return on average assets (ROA)	1.85	1.03	0.84	0.53	0.28

Return on average shareholders’ equity (ROE)	25.61	13.42	10.94	6.87	3.60

Net interest margin	3.33	3.56	3.63	3.70	3.72

Net overhead	(0.12)	1.62	1.60	1.73	1.68

Efficiency ratio	47.48	60.81	58.57	59.44	59.40

Credit quality:

Non-accrual loans	$12,709	$13,123	$12,756	$6,287	$5,313

Restructured loans	374	378	259	197	0

90 day past due and accruing	6,623	5,692	6,995	6,011	6,257

Non-performing loans	19,706	19,193	20,010	12,495	11,570

Other real estate owned	1,270	1,371	1,593	1,644	1,423

Non-performing assets	$20,976	$20,564	$21,603	$14,139	$12,993

Charge-offs	$2,213	$6,584	$4,026	$2,910	$1,285

Recoveries	201	1,325	965	789	541

Net charge-offs	$2,012	$5,259	$3,061	$2,121	$744

Allowance for loan losses as a percent of period-end loans (%)	1.46	1.51	1.51	1.54	1.52

Net charge-offs (annualized) as a percent of average loans (%)	0.68	0.47	0.37	0.38	0.27

Non-performing loans as a percent of loans	1.62	1.64	1.73	1.14	1.04

Non-performing assets as a percent of assets	1.10	1.09	1.18	0.82	0.77

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Quarterly Data
(Dollars in thousands, except per share data)

	March 2003	Dec. 2002	Sept. 2002	June 2002	March 2002

INTEREST INCOME

Loans (including fees):

Taxable	$18,605	$19,637	$19,598	$19,965	$20,471

Exempt from federal income taxes	211	219	227	233	243

Securities:

Taxable	6,234	5,566	5,963	5,797	5,322

Exempt from federal income taxes	728	735	722	715	774

Federal funds sold and other temp. investments	123	154	324	394	213

Total interest income	25,901	26,311	26,834	27,104	27,023

INTEREST EXPENSE

Deposits	5,779	6,771	7,526	7,429	7,674

Federal funds purchased and securities sold under agreements to repurchase	581	700	597	636	566

Note Payable	63	28	10	0	0

Other borrowed funds	3	14	10	2	16

Federal Home Loan Bank advances	4,659	4,119	4,003	3,901	3,877

Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	733	733	734	733	733

Total interest expense	11,818	12,365	12,880	12,701	12,866

Net interest income	14,083	13,946	13,954	14,403	14,157

Provision for loan losses	2,173	2,350	1,573	1,303	933

Net interest income after provision for loan losses	11,910	11,596	12,381	13,100	13,224

NON-INTEREST INCOME

Service charges on deposit accounts	1,527	1,587	1,505	1,411	1,320

Trust fees	609	637	596	696	786

Gain on sale of loans	4,342	5,462	2,421	1,709	1,544

Trading account losses	0	0	0	0	(20)

Security gains (losses)	51	(67)	832	0	(173)

Gain on sale of banking centers	5,619	0	0	0	0

Other operating income	2,114	(372)	1,807	237	1,507

Total non-interest income	14,262	7,247	7,161	4,053	4,964

NON-INTEREST EXPENSE

Salaries and employee benefits	7,604	7,217	6,494	6,325	6,309

Net occupancy	1,199	1,099	1,119	1,125	1,137

Equipment	1,039	742	931	1,023	1,202

Professional services	767	648	563	443	485

Assessment on deposits and other taxes	392	354	384	330	329

Amortization of intangible assets	118	144	110	111	110

Merger costs	0	10	124	0	0

Banking center reconfiguration	0	2,096	0	0	0

Other operating expenses	2,554	2,265	2,116	1,926	2,225

Total non-interest expense	13,673	14,575	11,841	11,283	11,797

Income before federal income taxes	12,499	4,268	7,701	5,870	6,391

Income tax expense	3,838	840	2,165	1,517	1,708

Income before accounting change	$8,661	$3,428	$5,536	$4,353	$4,683

NET INCOME PER COMMON SHARE:

Basic	$0.90	$0.35	$0.56	$0.44	$0.47

Diluted	$0.89	$0.34	$0.55	$0.43	$0.47

Weighted average common shares outstanding:

Basic	9,621,709	9,835,995	9,876,844	9,958,928	9,944,671

Diluted	9,715,561	9,967,373	9,993,241	10,087,003	10,054,758

Note: Fully taxable equivalent adjustment	$506	$514	$511	$510	$548

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Year-to-Date Data (Dollars in thousands, except per share data)

	March 2003	Dec. 2002	Sept. 2002	June 2002	March 2002

INTEREST INCOME

Loans (including fees):

Taxable	$18,605	$79,671	$60,034	$40,436	$20,471

Exempt from federal income taxes	211	922	703	476	243

Securities:

Taxable	6,234	22,648	17,082	11,119	5,322

Exempt from federal income taxes	728	2,946	2,211	1,489	774

Federal funds sold and other temp. investments	123	1,085	931	607	213

Total interest income	25,901	107,272	80,961	54,127	27,023

INTEREST EXPENSE

Deposits	5,779	29,400	22,629	15,103	7,674

Federal funds purchased and securities sold under agreements to repurchase	581	2,499	1,799	1,202	566

Note Payable	63	38	10	0	0

Other borrowed funds	3	42	28	18	16

Federal Home Loan Bank advances	4,659	15,900	11,781	7,778	3,877

Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	733	2,933	2,200	1,466	733

Total interest expense	11,818	50,812	38,447	25,567	12,866

Net interest income	14,083	56,460	42,514	28,560	14,157

Provision for loan losses	2,173	6,159	3,809	2,236	933

Net interest income after provision for loan losses	11,910	50,301	38,705	26,324	13,224

NON-INTEREST INCOME

Service charges on deposit accounts	1,527	5,823	4,236	2,731	1,320

Trust fees	609	2,715	2,078	1,482	786

Gain on sale of loans	4,342	11,136	5,674	3,253	1,544

Trading account losses	0	(20)	(20)	(20)	(20)

Security gains (losses)	51	592	659	(173)	(173)

Gain on sale of banking centers	5,619	0	0	0	0

Other operating income	2,114	3,179	3,551	1,744	1,507

Total non-interest income	14,262	23,425	16,178	9,017	4,964

NON-INTEREST EXPENSE

Salaries and employee benefits	7,604	26,345	19,128	12,634	6,309

Net occupancy	1,199	4,480	3,381	2,262	1,137

Equipment	1,039	3,898	3,156	2,225	1,202

Professional services	767	2,139	1,491	928	485

Assessment on deposits and other taxes	392	1,397	1,043	659	329

Amortization of intangible assets	118	475	331	221	110

Merger costs	0	134	124	0	0

Banking center reconfiguration	0	2,096	0	0	0

Other operating expenses	2,554	8,532	6,267	4,151	2,225

Total non-interest expense	13,673	49,496	34,921	23,080	11,797

Income before federal income taxes	12,499	24,230	19,962	12,261	6,391

Income tax expense	3,838	6,230	5,390	3,225	1,708

Net income	$8,661	$18,000	$14,572	$9,036	$4,683

NET INCOME PER COMMON SHARE:

Basic	$0.90	$1.82	$1.47	$0.91	$0.47

Diluted	$0.89	$1.79	$1.45	$0.90	$0.47

Weighted average common shares outstanding:

Basic	9,621,709	9,905,832	9,929,276	9,948,346	9,944,671

Diluted	9,715,561	10,040,001	10,051,077	10,071,366	10,054,758

Note: Fully taxable equivalent adjustment	$506	$2,083	$1,569	$1,058	$548

Second Bancorp Incorporated and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands)

	March 31	December 31	Sept. 30	June 30	March 31

	2003	2002	2002	2002	2002

ASSETS

Cash and due from banks	$43,334	$60,822	$40,815	$36,230	$36,397

Federal funds sold and other temp. investments	29,523	61,449	15,033	64,194	42,631

Securities available-for-sale (at market value)	539,309	523,669	535,174	448,736	411,897

Loans:

Commercial	558,499	542,693	520,175	485,652	500,604

Consumer	325,819	322,840	325,088	333,178	317,858

Real estate	331,163	302,258	308,318	273,568	295,852

Total loans	1,215,481	1,167,791	1,153,581	1,092,398	1,114,314

Less allowance for loan losses	17,756	17,595	17,443	16,810	16,884

Net loans	1,197,725	1,150,196	1,136,138	1,075,588	1,097,430

Premises and equipment	16,125	16,632	16,333	16,592	16,737

Accrued interest receivable	9,414	8,762	9,582	8,724	9,596

Goodwill and intangible assets	20,343	20,422	20,224	17,636	17,746

Servicing assets	13,743	12,403	10,961	10,779	10,441

Other assets	39,511	40,420	40,975	41,265	41,973

Total assets	$1,909,027	$1,894,775	$1,825,235	$1,719,744	$1,684,848

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:

Demand — non-interest bearing	$155,892	$179,714	$153,341	$145,006	$138,107

Demand — interest bearing	147,747	103,583	98,359	98,893	99,284

Savings	363,443	405,437	410,322	394,907	335,460

Time deposits	454,784	506,378	519,259	507,645	558,348

Total deposits	1,121,866	1,195,112	1,181,281	1,146,451	1,131,199

Federal funds purchased and securities sold under agreements to repurchase	206,069	138,796	166,532	119,867	108,951

Note payable	14,000	7,000	3,000	0	0

Other borrowed funds	155	3,863	3,788	4,249	724

Accrued expenses and other liabilities	20,089	17,885	14,583	10,486	12,661

Federal Home Loan Bank advances	379,971	365,844	285,887	271,930	272,005

Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,508	30,495	30,482	30,468	30,455

Total liabilities	1,772,658	1,758,995	1,685,553	1,583,451	1,555,995

Shareholders’ equity:

Common stock, no par value; 30,000,000 shares authorized;	41,745	41,209	40,994	38,822	37,722

Treasury stock	(33,740)	(27,180)	(23,631)	(19,462)	(17,397)

Other comprehensive income	6,410	6,656	8,894	7,265	1,424

Retained earnings	121,954	115,095	113,425	109,668	107,104

Total shareholders’ equity	136,369	135,780	139,682	136,293	128,853

Total liabilities and shareholders’ equity	$1,909,027	$1,894,775	$1,825,235	$1,719,744	$1,684,848

Miscellaneous data:

Common shares issued	11,041,083	11,041,263	11,024,693	10,932,360	10,856,360

Treasury shares	1,542,784	1,279,009	1,147,849	991,589	911,689

Bank owned life insurance (in other assets)	$33,489	$33,086	$32,677	$32,268	$31,858

Loans serviced for others	$1,463,926	$1,320,316	$1,121,372	$1,047,988	$936,559

Goodwill	$16,647	$16,708	$17,344	$14,645	$14,645

Other intangibles	3,696	3,714	2,880	2,991	3,101

Total goodwill and intangible assets	$20,343	$20,422	$20,224	$17,636	$17,746

Mortgage servicing rights (net of allowance)	$13,299	$11,967	$10,516	$10,323	$10,006

Other servicing assets	444	436	445	456	435

	$13,743	$12,403	$10,961	$10,779	$10,441

Valuation allowance for mortgage servicing rights included above	$(4,783)	$(3,794)	$(3,087)	$(2,285)	$(910)

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Quarter Ended
(Dollars in Thousands)

	March 2003	Dec. 2002	Sept. 2002	June 2002	March 2002

ASSETS

Cash and demand balances due from banks	$38,392	$35,454	$35,266	$32,510	$35,183

Federal funds sold and other temp. investments	44,849	47,197	80,102	94,687	51,953

Securities:

Trading	0	0	0	0	123

Available-for-sale	528,434	494,245	469,203	426,297	419,638

Total securities	528,434	494,245	469,203	426,297	419,761

Loans:

Commercial	551,882	533,996	507,412	510,444	516,807

Consumer	324,729	323,939	319,482	308,804	302,517

Real estate	301,006	313,227	281,239	278,054	290,666

Total loans	1,177,617	1,171,162	1,108,133	1,097,302	1,109,990

Allowance for loan losses	17,566	17,345	16,904	16,830	16,884

Net loans	1,160,051	1,153,817	1,091,229	1,080,472	1,093,106

Premises and equipment	16,508	16,611	16,497	16,849	16,449

Goodwill and intangible assets	20,461	19,676	19,400	18,435	18,544

Servicing assets	13,310	11,832	10,184	10,672	9,369

Other	47,519	46,882	48,609	47,720	37,158

Total assets	$1,869,524	$1,825,714	$1,770,490	$1,727,642	$1,681,523

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Demand deposits (non-interest bearing)	$153,223	$156,607	$145,177	$145,418	$139,013

Demand deposits (interest bearing)	117,469	100,240	105,903	98,924	99,765

Savings	382,673	411,109	405,813	370,748	308,104

Time deposits	482,316	512,653	516,295	537,975	582,947

Total deposits	1,135,681	1,180,609	1,173,188	1,153,065	1,129,829

Federal funds purchased and securities sold under agreements to repurchase	164,329	165,504	135,611	128,361	114,128

Note payable	9,733	4,107	1,190	0	0

Borrowed funds	455	1,281	1,757	773	3,112

Accrued expenses and other liabilities	17,863	14,306	13,211	10,269	10,157

Federal Home Loan Bank advances	375,710	291,957	278,568	271,968	273,299

Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,499	30,721	30,471	30,472	30,446

Total liabilities	1,734,270	1,688,485	1,633,996	1,594,908	1,560,971

Shareholders’ equity:

Common stock	41,757	41,153	39,522	38,421	37,568

Treasury shares	(30,666)	(25,050)	(21,641)	(18,291)	(17,281)

Other comprehensive income	6,778	7,032	7,951	4,503	4,449

Retained earnings	117,385	114,094	110,662	108,101	105,416

Total shareholders’ equity	135,254	137,229	136,494	132,734	130,152

Total liabilities and shareholders’ equity	$1,869,524	$1,825,714	$1,770,490	$1,727,642	$1,691,123

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Year-to-date period ended:
(Dollars in Thousands)

	March 2003	Dec. 2002	Sept. 2002	June 2002	March 2002

ASSETS

Cash and demand balances due from banks	$38,392	$34,606	$34,320	$33,839	$35,183

Federal funds sold	44,849	68,503	75,683	73,438	51,953

Securities:

Trading	0	40	41	61	123

Available-for-sale	528,434	452,587	438,561	422,986	419,638

Total securities	528,434	452,627	438,602	423,047	419,761

Loans:

Commercial	551,882	517,185	511,520	513,608	516,807

Consumer	324,729	313,760	310,330	305,678	302,517

Real estate	301,006	290,832	283,285	284,325	290,666

Total loans	1,177,617	1,121,777	1,105,135	1,103,611	1,109,990

Allowance for loan losses	17,566	16,992	16,873	16,857	16,884

Net loans	1,160,051	1,104,785	1,088,262	1,086,754	1,093,106

Premises and equipment	16,508	16,602	16,598	16,650	16,449

Goodwill and intangible assets	20,461	19,018	18,797	18,489	18,544

Servicing assets	13,310	10,520	10,078	10,024	9,369

Other	47,519	47,495	47,702	47,242	46,758

Total assets	$1,869,524	$1,754,156	$1,730,042	$1,709,483	$1,691,123

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Demand deposits (non-interest bearing)	$153,223	$146,598	$143,225	$142,233	$139,013

Demand deposits (interest bearing)	117,469	101,222	101,553	99,342	99,765

Savings	382,673	374,313	361,913	339,599	308,104

Time deposits	482,316	537,217	545,495	560,337	582,947

Total deposits	1,135,681	1,159,350	1,152,186	1,141,511	1,129,829

Federal funds purchased and securities sold under agreements to repurchase	164,329	136,041	126,112	121,284	114,128

Note payable	9,733	1,335	401	0	0

Borrowed funds	455	1,726	1,876	1,936	3,112

Accrued expenses and other liabilities	17,863	12,000	11,223	10,213	10,157

Federal Home Loan Bank advances	375,710	278,998	274,631	272,630	273,299

Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,499	30,528	30,463	30,459	30,446

Total liabilities	1,734,270	1,619,978	1,596,892	1,578,033	1,560,971

Shareholders’ equity:

Common stock	41,757	39,177	38,511	37,997	37,568

Treasury shares	(30,666)	(20,590)	(19,087)	(17,789)	(17,281)

Net unrealized holding gains	6,778	5,996	5,647	4,476	4,449

Retained earnings	117,385	109,595	108,079	106,766	105,416

Total shareholders’ equity	135,254	134,178	133,150	131,450	130,152

Total liabilities and shareholders’ equity	$1,869,524	$1,754,156	$1,730,042	$1,709,483	$1,691,123

Second Bancorp Incorporated and Subsidiaries
Financial Highlights — Non-GAAP Operating Results
Quarterly Data
(Dollars in thousands, except per share data)

	March 2003	Dec. 2002	Sept. 2002	June 2002	March 2002

Earnings:

Net interest income	$14,083	$13,946	$13,954	$14,403	$14,157

Provision for loan losses	2,173	2,350	1,573	1,303	933

Non-interest income	8,592	7,314	6,329	4,053	5,157

Security gains (losses)	51	(67)	832	0	(173)

Trading account losses	0	0	0	0	(20)

Non-interest expense	13,673	12,469	11,717	11,283	11,797

Federal income taxes	1,871	1,577	2,208	1,517	1,708

Net income	$5,009	$4,797	$5,617	$4,353	$4,683

Per share:

Basic earnings	$0.52	$0.49	$0.57	$0.44	$0.47

Diluted earnings	0.52	0.48	0.56	0.43	0.47

Key ratios: (%)

Return on average assets (ROA)	1.07	1.05	1.27	1.01	1.11

Return on average shareholders’ equity (ROE)	14.81	13.98	16.46	13.12	14.39

Net interest margin	3.33	3.38	3.49	3.69	3.72

Net overhead	1.16	1.20	1.30	1.79	1.68

Efficiency ratio	58.98	57.27	56.35	59.49	59.40

Second Bancorp Incorporated and Subsidiaries
Reconciliation of GAAP vs. Non-GAAP Operating Results
Quarterly Data

Net income	$8,661	$3,428	$5,536	$4,353	$4,683

Adjustments to GAAP to reflect Non-GAAP Operating Basis:

Add non-recurring costs:

Sale of banking centers	(5,619)	0	0	0	0

Merger costs	0	10	124	0	0

Banking center reconfiguration	0	2,096	0	0	0

Total adjustments	(5,619)	2,106	124	0	0

Federal income taxes (benefit)	(1,967)	737	43	0	0

Net income	$5,009	$4,797	$5,617	$4,353	$4,683

Second Bancorp Incorporated and Subsidiaries Financial Highlights — Non-GAAP Operating Results
(Dollars in thousands, except per share data)

	March 2003	Dec. 2002	Sept. 2002	June 2002	March 2002

Earnings:

Net interest income	$14,083	$56,460	$42,514	$28,560	$14,157

Provision for loan losses	2,173	6,159	3,809	2,236	933

Non-interest income	8,592	22,853	15,539	9,210	5,157

Security gains (losses)	51	592	659	(173)	(173)

Trading account losses	0	(20)	(20)	(20)	(20)

Non-interest expense	13,673	47,266	34,797	23,080	11,797

Federal income taxes	1,871	7,011	5,433	3,225	1,708

Net income	$5,009	$19,449	$14,653	$9,036	$4,683

Per share:

Basic earnings	$0.52	$1.96	$1.48	$0.91	$0.47

Diluted earnings	0.52	1.94	1.46	0.90	0.47

Key ratios: (%)

Return on average assets (ROA)	1.07	1.11	1.13	1.06	1.11

Return on average shareholders’ equity (ROE)	14.81	14.49	14.67	13.75	14.39

Net interest margin	3.33	3.56	3.63	3.70	3.72

Net overhead	1.16	1.49	1.59	1.73	1.68

Efficiency ratio	58.98	58.07	58.36	59.44	59.40

Second Bancorp Incorporated and Subsidiaries
Reconciliation of GAAP vs. Non-GAAP Operating Results
Year-to-Date Data

Net income	$8,661	$18,000	$14,572	$9,036	$4,683

Adjustments to GAAP to reflect Non-GAAP Operating Basis:

Add non-recurring costs:

Sale of banking centers	(5,619)	0	0	0	0

Merger costs	0	134	124	0	0

Banking center reconfiguration	0	2,096	0	0	0

Total adjustments	(5,619)	2,230	124	0	0

Federal income taxes (benefit)	(1,967)	781	43	0	0

Net income	$5,009	$19,449	$14,653	$9,036	$4,683

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Second Bancorp Incorporated

Date: April 17, 2003	/s/ David L. Kellerman David L. Kellerman, Treasurer